                                                                 Exhibit (g)(vi)

                            TRANSFER AGENCY AGREEMENT
                               AMENDED SCHEDULE A

Fund                                                         Effective Date
----                                                         --------------

Schwab 1000 Fund                                             January 1, 1994

Schwab Long-Term Government Bond Fund                        May 1, 1993

Schwab Short/Intermediate Government Bond Fund               May 1, 1993

Schwab Long-Term California Tax-Free Bond Fund               May 1, 1993

Schwab Short/Intermediate California Tax-Free                May 1, 1993
   Bond Fund
Schwab Long-Term Tax-Free Bond Fund                          May 1, 1993

Schwab Short/Intermediate Tax-Free Bond Fund                 May 1, 1993

Schwab YieldPlus Fund                                        July 21, 1999

Schwab GNMA Fund                                             January 27, 2003

Schwab California Tax-Free YieldPlus Fund                    November 15, 2004

Schwab Tax-Free YieldPlus Fund                               November 15, 2004

                                        SCHWAB INVESTMENTS

                                        By:        /s/ Stephen B. Ward
                                                   --------------------------
                                        Name:      Stephen B. Ward
                                        Title:     Senior Vice President
                                                   and Chief Investment Officer

                                        CHARLES SCHWAB & CO., INC.

                                        By:        /s/ Fred Potts
                                                   --------------------------
                                        Name:      Fred Potts
                                        Title:     Senior Vice President

Dated: October 6, 2004

                                     AMENDED

                                   SCHEDULE C

                               TRANSFER AGENT FEES

Fund                                      Fee
----                                      ---

Schwab 1000 Fund                          Five one-hundredths of one percent
                                          (.05%) of the Fund's average annual
                                          net assets, calculated and payable on
                                          a monthly basis

Schwab Short-Term Bond Market Fund the    Five one-hundredths of one percent
(Formerly known as Schwab Short-Term      (.05%) of Fund's average annual net
Bond Market Index Fund; and Schwab        assets, calculated and payable on a
Short/Intermediate Government Bond        monthly basis
Fund)

Schwab Total Bond Market Fund             Five one-hundredths of one percent
(Formerly known as Schwab Total Bond      (.05%) of the Fund's average annual
Market Index Fund; and Schwab             net assets, calculated and payable on
Long-Term Government Bond Fund)           a monthly basis

Schwab Long-Term California Tax-Free      Five one-hundredths of one percent
Bond Fund                                 (.05%) of the Fund's average annual
                                          net assets, calculated and payable on
                                          a monthly basis

Schwab Short/Intermediate California      Five one-hundredths of one percent
Tax-Free Bond Fund                        (.05%) of the Fund's average annual
                                          net assets, calculated and payable on
                                          a monthly basis

Schwab Long-Term Tax-Free Bond Fund       Five one-hundredths of one percent
                                          (.05%) of the Fund's average annual
                                          net assets, calculated and payable on
                                          a monthly basis

Schwab Short/Intermediate Tax-Free        Five one-hundredths of one percent
Bond Fund                                 (.05%) of the Fund's average annual
                                          net assets, calculated and payable on
                                          a monthly basis

Schwab YieldPlus Fund                     Five one-hundredths of one percent
                                          (.05%) of the Fund's average annual
                                          net assets, calculated and payable on
                                          a monthly basis

Schwab GNMA Fund                          Five one-hundredths of one percent
                                          (.05%) of the Fund's average annual
                                          net assets,
                                          calculated and payable on a monthly
                                          basis

Schwab California Tax-Free YieldPlus      Five one-hundredths of one percent
Fund                                      (.05%) of the Fund's average annual
                                          net assets, calculated and payable on
                                          a monthly basis

SchwabTax-Free YieldPlus Fund             Five one-hundredths of one percent
                                          (.05%) of the Fund's average annual
                                          net assets, calculated and payable on
                                          a monthly basis

                                        SCHWAB INVESTMENTS

                                        By:        /s/ Stephen B. Ward
                                                   --------------------------
                                        Name:      Stephen B. Ward
                                        Title:     Senior Vice President
                                                   and Chief Investment Officer

                                        CHARLES SCHWAB & CO., INC.

                                        By:        /s/ Fred Potts
                                                   --------------------------
                                        Name:      Fred Potts
                                        Title:     Senior Vice President

Dated: October 6, 2004